UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 12, 2019

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 16, 2019, American Vanguard Corporation (“Registrant”) issued a press release announcing that on September 12, 2019 its board of directors had appointed Emer OBroin Gunter to serve on the board of directors commencing December 1, 2019. This appointment serves to fill the vacancy in the board that had been unfilled since 2016 and brings the size of the board to nine persons. The full text of the press release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Ms. Gunter will likely serve as a member on the Risk Committee. Her service on other committees will be determined at the next regular meeting of the board scheduled for December 4, 2019. She was selected through an internal search and had been personally known to some of the incumbent directors prior to the search. There have been no transactions of any kind with Ms. Gunter and the company since the beginning of the company’s last fiscal year. Further, she will be compensated as per the standard compensation arrangement for non-management directors of the company as more fully described on pages 34 and 35 of the company’s 2019 proxy statement. Compensation will include both cash and an award of the company’s common shares having a fair market value equal to $70,000 pro-rated downward to reflect less than full-year service as measured between annual meetings of stockholders.

Item 8.01 Other Events

On September 16, 2019, American Vanguard Corporation issued a press release announcing that its Board of Directors had declared a cash dividend in the amount of two cents ($0.02) per share to holders of issuer’s common stock on the record date of October 3, 2019 for distribution on October 17, 2019. That release is linked hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety.

The information contained in this Current Report on Form 8-K, including the Exhibits linked hereto, is being furnished under Items 5.02, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated September 16, 2019 of American Vanguard Corporation regarding the appointment of a new director.

Exhibit 99.2	Press release dated September 16, 2019 of American Vanguard Corporation regarding the declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: September 18, 2019	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary